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                                                                   EXHIBIT 10(c)

                               AMENDMENT NO. 1 TO
                      NON-STATUTORY STOCK OPTION AGREEMENT


        This AMENDMENT NO. 1 TO NON-STATUTORY STOCK OPTION AGREEMENT (this "Amendment") is made as of March 11, 1996 by and between TRANSMATION, INC., an Ohio corporation (the "Company"), and ERIC W. McINROY (the "Optionee").

        The Company and the Optionee are parties to a certain Non-Statutory Stock Option Agreement dated as of August 15, 1995 (the "Agreement"), and they now desire to amend the Agreement as herein set forth.

        Therefore, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

               1. Section 1 of the Agreement is hereby amended to provide in its entirety as follows:

               "1. GRANT OF OPTION. The Company hereby grants to the Optionee an option (the `Option') to purchase an aggregate of 23,950 Shares under the terms and conditions hereof. As used in this Agreement, the term `Shares' shall mean shares of the Company's common stock, par value $.50 per share (the `Common Stock'), or other securities resulting from an adjustment under Section 9."

               2. Section 5(a) of Section "5. SCHEDULE AND METHOD OF EXERCISE." of the Agreement is hereby amended to provide in its entirety as follows (with the remainder of said Section 5 being unchanged and unaffected by this Amendment and continuing in full force and effect):

               "(a) Subject to the provisions of Section 2, the Option shall be exercisable as follows:

                  "(i) as to 4,790 Shares beginning on August 15, 1995 and terminating on August 14, 2000;

                  "(ii) as to an additional 4,790 Shares beginning on August 15,
                        1996 and terminating on August 14, 2000;

                  "(iii) as to an additional 4,790 Shares beginning on August
                        15, 1997 and terminating on August 14, 2000;

                  "(iv) as to an additional 4,790 Shares beginning on August 15,
                        1998 and terminating on August 14, 2000; and


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                  "(v)  as to an additional 4,790 Shares beginning on August 15,
                        1999 and terminating on August 14, 2000."

               3. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

        IN WITNESS WHEREOF, the Optionee and the Company have executed this Amendment as of the date first above written.


                                     TRANSMATION, INC.


                                     By:  /s/ Robert G. Klimasewski
                                          --------------------------------
                                          Robert G. Klimasewski, President



                                          /s/ Eric W. McInroy
                                          --------------------------------
                                          ERIC W. McINROY


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